SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 26, 2007

EXOUSIA ADVANCED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Texas	333-87696	76-0636625
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1200 Soldiers Field Drive, Suite 200
 Sugar Land, TX 77479
(Address of principal executive offices)

(Telephone number, including area code of agent for service)  (281) 313-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -  Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On October 26, 2007, Exousia Advanced Materials, Inc. (the “Company”) consummated the sale of 2,264,286 units of its securities (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $.001 per share (the “Common Stock”), and a warrant to purchase one (1) share of Common Stock (the “Warrant”), for a purchase price of $0.35 per Unit for aggregate gross proceeds of $ $792,500.00  in a private placement to Accredited Investors (as that term is defined in Regulation D).  The Warrants have an exercise price of $.50 per share and are exercisable for an 18 month period commencing upon the date of closing and are subject to an acceleration clause whereby the Company can require the exercise of the warrants if the Company’s common stock trades at a price per share of $1.00 on the NASDAQ OTC.BB for 20 consecutive business days.   The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, combinations and reclassifications, but not in the event of the issuance by the Company of additional securities.

The Units, including the shares of Common Stock and Warrants included therein, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506 of Regulation D (“Regulation D”) promulgated pursuant to Section 4(2) of the Securities Act. The Company based such reliance upon representations made by each purchaser of the Units to the Company regarding such purchaser’s investment intent, sophistication and status as an “accredited investor,” as defined in Regulation D, among other things. The Units, including the shares of Common Stock and Warrants included therein, and the shares of Common Stock issuable upon exercise of the Warrants, may not be offered or sold in the United States absent registration pursuant to the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

Item 3.02.  Unregistered Sale of Equity Securities

The information included in Item 1.01 above is incorporated by reference into this Item 3.02.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits
    Exhibit No. 10.1 - Form of Subscription Agreement dated as of October 15, 2007 by and between Exousia Advanced Materials, Inc. and each of the subscribers party to the Subscription Agreements (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOUSIA ADVANCED MATERIALS, INC.

Date: November 6, 2007	By://s// J. Wayne Rodrique, Jr.
President

EXHIBIT 10.1

Name:  ___________________________

SUBSCRIPTION AGREEMENT
FOR
PROSPECTIVE INVESTORS
SHARES OF COMMON STOCK

OF

EXOUSIA ADVANCED MATERIALS, INC.

INSTRUCTIONS:

I.    Items to be delivered by all Investors:

a.    A completed and executed Subscription Agreement.

b.    A completed and executed Investor Questionnaire.

c.    Registration Rights Agreement

d.    Payment in the amount of a subscription.  All checks should be made payable to "Exousia Advanced Materials, Inc."

            e.    A wire transfer in accordance with the following instructions:

Bank:Capital One
ABA No.  111901014
Name of Account:  Exousia Advanced Materials, Inc.
Account No.3751376884

ALL DOCUMENTS AND ALL CHECKS SHOULD BE RETURNED TO:

EXOUSIA ADVANCED MATERIALS, INC.
1200 Soldiers Field Drive, Suite 200
Sugar Land, TX 77479
Attention: Wayne Rodrigue, CEO
(281) 313-2333

SUBSCRIPTION AGREEMENT

The undersigned (the "Investor") hereby subscribes to purchase from Exousia Advanced Materials, Inc., a Texas corporation, (the "Company"), the number of shares of the Company’s Common Stock (the ÒSharesÓ) set forth on the signature page of this Agreement, for a purchase price of $0.35 per Share (the "Purchase Price") also including a warrant for each share purchased to acquire an additional common share at a price of $0.50 per share which Subscription cannot be for less than $10,000.00.  The terms of the Offering of the Shares, as well as information regarding the Company, are set forth in the Confidential Private Placement Memorandum (the "Memorandum") dated October 15, 2007, and as thereafter amended from time to time, which has been delivered to the Investor, and receipt of which is hereby acknowledged.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

Section 1.  Sale of Shares.

Subject to the terms and conditions hereof and the sale of the Shares and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Investor and the Investor agrees to purchase from the Company, as set forth herein and in the Memorandum, the Shares at a price of $0.35 per Share. The Company may reject any subscription in whole or in part.

Section 2.  Investor's Representations and Warranties.

As an inducement to the Company to accept the subscription, the Investor represents and warrants as follows:

 (A)    The Investor acknowledges and agrees that the Offering and the sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "33 Act"), by virtue of Section 4(2) of the 33 Act, and Regulation D promulgated thereunder ("Regulation D").  In accordance therewith and in furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

The Investor is an Accredited Investor because the Investor qualifies as one of the following (initial the applicable option(s)):

________	(a)	a bank as defined in Section 3(a)(2) of the 33 Act;

________	(b)	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 33 Act;

________	(c)	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the ÒExchange ActÓ);

________	(d)	an insurance company as defined in Section 2(13) of the 33 Act;

________	(e)	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

________	(f)	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

________	(g)
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if  the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of 5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

________	(h)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

________	(i)
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust,  or partnership, not formed for the specific purpose of acquiring the  securities offered, with total assets in excess of $5,000,000;

________	(j)	a manager or executive officer of an issuer of the securities being offered or sold;

________	(k)	a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

________	(l)
a natural person who had individual income in excess of $200,000  in each of the two most recent years or joint income with that    person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

________	(m)
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) or the Exchange Act; or

_________	(n)
an entity in which all of the equity owners are accredited investors. (If this alternative is designated, the Investor must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

(B)    The Investor hereby represents and warrants that the Investor is acquiring the Shares for its own account for investment and not with a view to distribution thereof, and with no intention of distributing the Shares, but subject, nevertheless, to any requirement of law that the disposition of the Shares shall at all times be within its control.  The Investor understands that the Shares are being sold to the Investor in a transaction which is exempt from the registration requirements of the 33 Act.  The Investor's acquisition of the Shares shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C)    The Investor (or its Purchaser Representative  (as that term is defined in Rule 501(h) of Regulation D) if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Investor or its Purchaser Representative has received such information requested by the Investor concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment.  Further, the Investor acknowledges that the Investor has had the opportunity to ask questions of, and receive answers from, the Officers and Directors of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and its contracts, agreements and obligations.  No representation or warranty has been made by the Company to induce the Investor to make this investment, and any representation or warranty not made herein is specifically disclaimed.

(D)    The Investor is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Units to the Investor for purposes of the federal and state securities laws.

(E)    The Investor further acknowledges that it has been advised that the Shares being purchased by the Investor hereunder have not been registered under the provisions of the 33 Act and that the Company has represented to the Investor (assuming the accuracy of the representations of the Investor made herein) that the Shares have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the 33 Act and Regulation D thereunder.

(F)    In entering into this Subscription Agreement and in purchasing the Shares, the Investor further acknowledges that:

(i)  The Securities may not be resold by the Investor in the absence of a registration under the Act or exemption from registration.  In particular, the Investor is aware that the Securities will be "restricted securities", as such term is defined in Rule 144 promulgated under the 33 Act ("Rule 144"), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

(ii)  The following legends (or similar language) shall be placed on the  certificate(s) evidencing the securities contained in the Shares:

ATHE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE INVESTOR OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

ATHE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT BY AND BETWEEN EXOUSIA ADVANCED MATERIALS, INC. AND THE INVESTOR.

(iii)  The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration and upon compliance with this Subscription Agreement.

(iv)  The purchase of the Shares involves risks which the Investor has evaluated, and the Investor is able to bear the economic risk of the purchase of such Shares and the loss of its entire investment.

(v) The term "Securities" includes and any securities of a successor to the Company issued to the Investor in exchange for the Securities.

(G)    The Investor has completed the accompanying Investor Questionnaire and has delivered it herewith and represents and warrants that it is accurate and true in all respects  and that it accurately and completely sets forth the financial condition of the Investor on the date hereof.  The Investor has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the purchase of the Shares.

(H)    The Investor has received a copy of the Memorandum, has carefully reviewed it and the Exhibits attached thereto and has carefully evaluated the risks set forth under the "Risk Factors" in the Memorandum and in the Form 10-KSB for the fiscal year ended  December 31, 2006 and Form 10-QSB for the quarter ended March 31, 2007, and understands the information provided therein.

(I)    The Investor has had a reasonable opportunity to ask questions of and receive answers from a person acting on behalf of the Company concerning the Offering of the Shares and all such questions have been answered to the full satisfaction of the Investor.

(J)    The Investor is not subscribing for any of the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Investor in connection with investments in securities generally.

(K)    The Investor has reached the age of majority in the State in which the Investor resides, has adequate means of providing for the Investor's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time and has no need for liquidity in such investment.

(L)    The Investor's overall commitment to investments that are not readily marketable is not, and its acquisition of the Shares will not cause such overall commitment to become, disproportionate to his/her net worth.

(M)    The Investor understands that the Company shall have the right to accept or reject this subscription in whole or in part.  Unless this subscription is accepted in whole or in part by the Company this subscription shall be deemed rejected in whole.

(N)    It never has been represented, guaranteed or warranted by any stock broker, the Company, any of the officers, directors, partners, employees or agents of either of the Company, or any other persons, whether expressly or by implication, that:

(i)    the Company or the Investor will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Investor's investment in the Company; or

(ii)    the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or of the Company's activities.

(O)    No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the Investor or the Investor's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

            (P)      ______________ (insert name of Purchaser Representative:  if none leave blank) has acted as the Investor’s Purchaser Representative for purposes of the private placement exemption under the 33 Act.  If the Investor has appointed a Purchaser Representative the Investor has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Shares for the Investor in particular.

Section 3.  Indemnification.

The Investor agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, legal counsel and affiliates of the Company, and each other person, if any, who controls the Company,  within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever  arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor in connection with this transaction.

Section 4.   Binding Effect of Subscription.

(A)    The Investor hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the (a) Investor and its heirs, executors, administrators, successors, legal representatives, assigns, and (b) Company and its successors and assigns.  If the Investor is more than one person, the obligations of the Investor hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and their heirs, executors, administrators, successors, legal representatives, and assigns.

(B)    The Company will furnish to the Investor, when its subscription is accepted by the Company, a copy of a fully executed Subscription Agreement.

Section 5.   Representations and Warranties of the Company.

The Company represents and warrants to, and agrees with, each Investor as follows:

        (A)    The Company is duly organized, validly existing and in good standing under the laws of its state of formation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not necessarily be expected to have a material adverse effect on the Company's presently conducted businesses.  The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign entity in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a material adverse effect upon the Company's business.

        (B)    The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, to issue, sell and deliver the Securities.  This Subscription Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (C)    No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Shares, except as may be indicated in the Memorandum.

      (D)    No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Subscription Agreement, or the execution, issuance, sale or delivery of the Securities.

      (E)    The execution, delivery and performance of this Subscription Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject which individually or in the aggregate do not have a material adverse effect upon the operations, business, properties or assets of the Company.

       (F)    The Securities, upon delivery to the Investor, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other rights of Shareholders known to the Company.

Section 6.    The USA Patriot Act (the "Act")

        To comply with applicable anti-money laundering/U.S. Treasury Department’s Office of Foreign Assets Control ("FAC") rules and regulations, you and/or the institution remitting payment are required to provide the following information:

Payment Information.
    1.    Name of the bank from which your payment to the Company is being remitted or wired (the "Bank"):

__________________________________________________________________________

    2.    Is the Bank located in the United States or another "FATF Country"?

        Yes _____No _____

If yes, please answer question (3) next page.  If no, please provide the information described in Footnote 2 below and contact the Company or the Placement Agent, as you will be required to provide additional information as requested in the Act.

    3.    Are you a customer of the Bank?

            Yes _____No _____

If no, please provide the information described in Footnote 2 and contact the Company or the Placement Agent, as you will be required to provide additional information as requested in the Act.

Section 8.    Provision of Information.

The Investor understands that the Company will rely upon the information contained herein for purposes of determining the status of the Investor as a suitable shareholder of the Company.  The Investor agrees to furnish such other information to the Company as may be requested in order to satisfy the Company that the Investor is a suitable investor and qualified to purchase Shares as an Accredited Investor.

Section 9.  Miscellaneous.

    A.    No Waiver. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

    B.    Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company or (b) delivered personally at such address.

    C.    Execution.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

    D.    Entire Agreement.  This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein, and any representations or warranties not contained herein are disclaimed.

    E.    Severability.  Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

    F.    Non-Assignability.  This Subscription Agreement is not transferable or assignable by the Investor except as may be provided herein.

    G.    Law Governing.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

    H.    Jurisdiction.  Any action or proceeding of any kind or nature with respect to this Subscription Agreement and the purchase of the Shares shall be brought in courts located in the State of Texas; except, however, if a party seeks equitable or provisional relief, such relief may be sought in a court of competent jurisdiction.

    I.    Survivability.  All covenants, agreements and obligations of the parties required to be performed or observed after the date hereof shall survive any consummation of this Subscription Agreement.

    J.    No Independent Counsel.  The Investors have not been represented by independent counsel in connection with this Offering and no investigation of the merits or fairness of this Offering has been conducted on behalf of the Investors.  Prospective Investors should consult with their own legal, tax and financial advisors with respect to the Offering.

IN WITNESS WHEREOF, the parties have caused this Subscription Agreement to be duly executed and delivered as of this ______ day of _____________, 2007.

                EXOUSIA ADVANCED MATERIALS, INC

                 By: _____________________________
                       J. Wayne Rodrigue, CEO

Please sign and return this Subscription Agreement, together with the completed Investor Questionnaire to the Company.  A countersigned copy of this Subscription Agreement will be returned to the Investor.

Subscription Amount:
($0.35 Per Share)	$ _____________________

_________________________
Number of Shares	FOR INDIVIDUALS:
(Minimum Subscription
is $10,000)
_________________________________
(Print Name)

Dated: _____________, 2007	_____________________________
(Signature)

______________________
(Print Name)

Dated: _____________, 2007

_________________________________ (Signature)

Subscription Amount:
($0.45 Per Share)	$_____________________

_________________________	FOR CORPORATIONS:
Number of Shares
(Minimum Subscription
is $10,000)
__________________________________
Name of Company

Dated: ____________, 2007	By:______________________________
Name:
Title:

Please sign and return this Subscription Agreement, together with the completed Investor Questionnaire to the Company.  A countersigned copy of this Subscription Agreement will be returned to the Investor.

Subscription Amount:	$____________________
($0.35 Per Share)

_________________________
Number of Shares	FOR PARTNERSHIPS:
(Minimum Subscription
is $10,000)
____________________________________
Name of Partnership

____________________________________
Name of Authorized Partner

Dated: ______________, 2007	____________________________________
Signature of Authorized Partner

Subscription Amount:	$____________________
($0.35 Per Share)

_________________________
Number of Shares
(Minimum Subscription
is $10,000)

FOR TRUSTS:

________________________________
Name of Trust

________________________________
Name of Authorized Trustee

Dated: ______________, 2007	________________________________
Signature of Authorized
Trustee

Please sign and return this Subscription Agreement, together with the completed Investor Questionnaire to the Company.  A countersigned copy of this Subscription Agreement will be returned to the Investor.

Subscription Amount:	$_____________________
($0.35 Per Share)

_________________________
Number of Shares	FOR QUALIFIED PENSION PLANS:
(Minimum Subscription
is $10,000)
______________________________________
Name of Qualified Pension Plan

and

______________________________________
Name of Authorized Plan Fiduciary

Dated:______________, 2007	_______________________________________
Signature of Authorized Plan Fiduciary

or

_______________________________________
Name of Authorized Plan Beneficiary

or

Dated: _______________, 2007	________________________________________
Signature of Authorized Plan Beneficiary

Please sign and return this Subscription Agreement, together with the completed Investor Questionnaire to the Company.  A countersigned copy of this Subscription Agreement will be returned to the Investor.

Subscription Amount:	$_______________________
($0.35 Per Share)

_________________________
Number of Shares
(Minimum Subscription
is $10,000)
FOR QUALIFIED NDIVIDUAL RETIREMENT ACCOUNTS (IRA):

____________________________________
Name of IRA Account

Dated: ______, 2007	____________________________________
Signature of Authorized Person

    Please sign and return this Subscription Agreement, together with the completed Investor Questionnaire to the Company.  A countersigned copy of this Subscription Agreement will be returned to the Investor.

Subscription Amount:	$_______________________
($0.35 Per Share)

_________________________
Number of Shares
(Minimum Subscription
is $10,000)
LIMITED LIABILITY COMPANY:

___________________________________
Name of Limited Liability Company

Dated: ______ , 2007	______________________________________
Signature of Authorized Person